UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

AUGUST 26, 2003 (AUGUST 19, 2003)

PETRO STOPPING CENTERS HOLDINGS, L.P.

Exact Name of Registrant as Specified in its Charter

Delaware	333-87371	74-2922482
State or Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number

6080 Surety Dr. El Paso, Texas	79905
Address of Principal Executive Offices	Zip Code

(915) 779-4711

Registrant’s telephone number, including area code

Item 5. Other Events

On August 19, 2003, Petro Stopping Centers Holdings, L.P. and Petro Holdings Financial Corporation issued a press release announcing an offer and consent solicitation with respect to any and all of their outstanding $113,370,000 aggregate principal amount at maturity senior discount notes due 2008 (CUSIP# 71646DAE2 and ISIN# US71646SAE22). Additionally, Petro Warrant Holdings Corporation announced a consent solicitation with respect to all of its outstanding Warrants (CUSIP# 716457114, ISIN# 7164571140). A copy of Petro Stopping Centers Holdings, L.P. and Petro Holdings Financial Corporation’s press release announcing the offer and consent solicitation is filed as Exhibit 99.1 to this Current Report on Form 8-K. The press release is incorporated herein by reference and the foregoing description of the press release is qualified in its entirety by reference to Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(a)	Financial statements of business acquired:

Not applicable.

(b)	Pro forma financial information:

Not applicable.

(c)	Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit 99.1 Press release dated August 19, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PETRO STOPPING CENTERS HOLDINGS, L.P. (Registrant)

Date: August 26, 2003	By:	/s/ J.A. Cardwell, Sr.
J.A. Cardwell, Sr. President and Director (On behalf of the Registrant and as Registrant’s Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1*	Press release dated August 19, 2003

*	Filed herewith